EXHIBIT 10.42

                                ESCROW AGREEMENT

        This Escrow Agreement (as the same may from time to time be amended or modified and including any and all written instructions given to "Escrow Agent" (hereinafter defined) pursuant hereto, this "Escrow Agreement") is made and entered into as of August 9, 1996 by and among N.A. Dental Services, P.C., EFW Dental Services, P.C., NEFW Dental Services, P.C., HDC Dental Services, P.C., Midcities Dental Services, P.C. and West Ft. Worth Dental Services, P.C. (collectively, the "Dental Centers"), Joseph A. Bonola and Kristen Bonola (the "Beneficial Owners"), Castle Dental Centers of Texas, Inc., a Texas corporation (the "Purchaser") and NationsBank of Texas, N.A., as escrow agent (the "Bank"). The Dental Centers and the Beneficial Owners are sometimes referred to herein as the "Sellers." Purchaser and Sellers are sometimes referred to herein collectively as the "Other Parties."

                                  WITNESSETH :

        WHEREAS, pursuant to the terms and conditions of that certain Plan and Agreement of Reorganization dated as of August 9, 1996 (the "Agreement"), Purchaser acquired substantially all of the assets of the Dental Centers in exchange for common stock of Castle Dental Centers, Inc., a Delaware corporation (the "Castle Stock"); and

        WHEREAS, the parties to the Agreement have agreed that 75,000 shares of Castle Stock shall be deposited in escrow for the purpose of satisfying certain purchase price adjustments and performance conditions set forth in the Agreement; and

        WHEREAS, Purchaser and Sellers have requested Bank to act in the capacity of escrow agent under this Escrow Agreement, and Bank, subject to the terms and provisions hereof, has agreed so to do;

        NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

               1. APPOINTMENT OF ESCROW AGENT. Purchaser and Sellers hereby appoint the Bank as the escrow agent under this Escrow Agreement (the Bank in such capacity, the "Escrow Agent"), and Escrow Agent hereby accepts such appointment.

               2. APPOINTMENT OF REPRESENTATIVE FOR SELLERS. Each Seller hereby
(1) appoints Joseph A. Bonola, D.D.S. as his or her agent and attorney (the "Representative") to execute and deliver any notifications or instructions or to take any other action on their behalf in connection with this Escrow Agreement, and (2) expressly bind themselves to such notifications, instructions or other actions without further action on his or her part. Such powers-of-attorney granted herein are deemed to be coupled with an interest in the Deposit (as defined herein) and shall survive the death, disability or bankruptcy of such Seller.

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               3. DEPOSIT. Upon execution of this Escrow Agreement, Sellers will deliver to the Escrow Agent 75,000 shares of common stock, par value $0.001 per share, of Castle Dental (the "Deposit") to be held by Escrow Agent in accordance with the terms hereof. Subject to and in accordance with the terms and conditions hereof, Escrow Agent agrees that it shall receive, hold in escrow and release or distribute the Deposit.

               4. DISBURSEMENT INSTRUCTIONS. Upon the determination of any amounts to which Purchaser is entitled by reason of the provisions of Section
3.2 and 3.4 of the Agreement, the Representative and Purchaser shall promptly execute written instructions to the Escrow Agent directing the disbursement of a portion of the Deposit to satisfy such amounts. Such shares shall be disbursed based on a value of $9.00 per share. All parties hereto shall execute and deliver any documents or instruments required by Castle Dental's transfer agent for the common stock to effect such disbursement.

               5. DISBURSEMENT OF DEPOSIT. Escrow Agent is hereby authorized to make disbursements of the Deposit pursuant to any of the following:

                      (a) Upon receipt of written instructions signed by both Purchaser and the Representative and otherwise in form and substance satisfactory to Escrow Agent, in accordance with such instructions;

                      (b) As permitted by this Escrow Agreement, to Escrow Agent; and

                      (c) With the court in accordance with Sections 8 or 14 hereof.

               6. SCOPE OF UNDERTAKING. Escrow Agent's duties and responsibilities in connection with this Escrow Agreement shall be purely ministerial and shall be limited to those expressly set forth in this Escrow Agreement. Escrow Agent is not a principal, participant or beneficiary in any transaction underlying this Escrow Agreement and shall have no duty to inquire beyond the terms and provisions hereof. Escrow Agent shall have no responsibility or obligation of any kind in connection with this Escrow Agreement or the Deposit and shall not be required to deliver the Deposit or any part thereof or take any action with respect to any matters that might arise in connection therewith, other than to receive, hold and deliver the Deposit as herein provided. Without limiting the generality of the foregoing, it is hereby expressly agreed and stipulated by the parties hereto that Escrow Agent shall not be required to exercise any discretion hereunder and shall have no investment or management responsibility and, accordingly, shall have no duty to, or liability for its failure to, provide investment recommendations or investment advice to the Other Parties or either of them. Escrow Agent shall not be liable for any error in judgment, any act or omission, any mistake of law or fact, or for anything it may do or refrain from doing in connection herewith, except for, subject to Section 7 hereinbelow, its own willful misconduct or gross negligence. It is the intention of the parties hereto that Escrow Agent shall never

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be required to use, advance or risk its own funds or otherwise incur financial liability in the performance of any of its duties or the exercise of any of its rights and powers hereunder.

               7. RELIANCE; LIABILITY. Escrow Agent may rely on, and shall not be liable for following the instructions contained in any written notice, instruction or request or other paper furnished to it hereunder or pursuant hereto and believed by it to have been signed or presented by the proper party or parties. Escrow Agent shall be responsible for holding and disbursing the Deposit pursuant to this Escrow Agreement; PROVIDED, HOWEVER, that in no event shall Escrow Agent be liable for any lost profits, lost savings or other special, exemplary, consequential or incidental damages in excess of Escrow Agent's fee hereunder and PROVIDED, FURTHER, that Escrow Agent shall have no liability for any loss arising from any cause beyond its control, including, but not limited to, the following: (a) acts of God, force majeure, including, without limitation, war (whether or not declared or existing), revolution, insurrection, riot, civil commotion, accident, fire, explosion, stoppage of labor, strikes and other differences with employees; (b) the act, failure or neglect of any Other Party or any agent or correspondent or any other person selected by Escrow Agent; (c) any delay, error, omission or default of any mail, courier, telegraph, cable or wireless agency or operator; or (d) the acts or edicts of any government or governmental agency or other group or entity exercising governmental powers. Escrow Agent is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the subject matter of this Escrow Agreement or any part hereof or for the transaction or transactions requiring or underlying the execution of this Escrow Agreement, the form or execution hereof or for the identity or authority of any person executing this Escrow Agreement or any part hereof or depositing the Deposit.

               8. RIGHT OF INTERPLEADER. Should any controversy arise involving the parties hereto or any of them or any other person, firm or entity with respect to this Escrow Agreement or the Deposit, or should a substitute escrow agent fail to be designated as provided in Section 14 hereof, or if Escrow Agent should be in doubt as to what action to take, Escrow Agent shall have the right, but not the obligation, either to (a) withhold delivery of the Deposit until the controversy is resolved, the conflicting demands are withdrawn or its doubt is resolved, or (b) institute a petition for interpleader in any court of competent jurisdiction to determine the rights of the parties hereto. In the event Escrow Agent is a party to any dispute, Escrow Agent shall have the additional right to refer such controversy to binding arbitration. Should a petition for interpleader be instituted, or should Escrow Agent be threatened with litigation or become involved in litigation or binding arbitration in any manner whatsoever in connection with this Escrow Agreement or the Deposit, then, as between (a) the Other Parties on the one hand and (b) Escrow Agent on the other, the Other Parties hereby jointly and severally agree to reimburse Escrow Agent for its attorneys' fees and any and all other expenses, losses, costs and damages incurred by Escrow Agent in connection with or resulting from such threatened or actual litigation or arbitration prior to any disbursement hereunder.

                                       -3-

               9. INDEMNIFICATION. The Other Parties hereby jointly and severally indemnify Escrow Agent, its officers, directors, partners, employees and agents (each herein called an "Indemnified Party") against, and hold each Indemnified Party harmless from, any and all expenses, including, without limitation, attorneys' fees and court costs, losses, costs, damages and claims, including, but not limited to, costs of investigation, litigation and arbitration, tax liability and loss on investments suffered or incurred by any Indemnified Party in connection with or arising from or out of this Escrow Agreement, except such acts or omissions as may result from the willful misconduct or gross negligence of such Indemnified Party. IT IS THE EXPRESS INTENT OF PURCHASER AND EACH SELLER TO INDEMNIFY AND HOLD HARMLESS EACH INDEMNIFIED PARTY FOR EACH INDEMNIFIED PARTY'S OWN NEGLIGENT ACTS OR OMISSIONS.

               10. COMPENSATION AND REIMBURSEMENT OF EXPENSES. As between (a) Purchaser on the one hand and (b) Sellers on the other, each agrees to pay Escrow Agent one-half of the costs for Escrow Agent's services hereunder in accordance with the fee schedule attached hereto and to pay one-half of all expenses incurred by Escrow Agent in connection with the performance of its duties and enforcement of its rights hereunder and otherwise in connection with the preparation, operation, administration and enforcement of this Escrow Agreement, including, without limitation, attorneys' fees, brokerage costs and related expenses incurred by Escrow Agent. The foregoing notwithstanding, as between (a) the Other Parties on the one hand and (b) the Escrow Agent on the other, the Other Parties shall be jointly and severally liable to Escrow Agent for the payment of all such fees and expenses.

               11. NOTICES. Any notice or other communication required or permitted to be given under this Escrow Agreement by any party hereto to any other party hereto shall be considered as properly given if in writing and (a) delivered against receipt therefor, (b) mailed by registered or certified mail, return receipt requested and postage prepaid or (c) sent by telex, telefax machine or prepaid telegram, in each case addressed as follows:

                      IF TO SELLERS OR THE REPRESENTATIVE, ADDRESSED TO:

                             Joseph A. Bonola, D.D.S.
                             1109 Smethwick Cove
                             Keller, Texas  76248
                             Telecopy:      (817) 379-6007

                      IF TO PURCHASER, ADDRESSED TO:

                             Castle Dental Centers of Texas, Inc.
                             1360 Post Boulevard, Suite 1300
                             Houston, Texas 77056-3021
                             Attention: Mr. Seth Miller
                             Telecopy: (713) 513-1401

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                      IF TO ESCROW AGENT:

                             NationsBank of Texas, N.A.
                             P.O. Box 2518
                             Houston, Texas  77252-2518
                             Attention:  Ms. Debbie Toon
                             Telecopy:  (713) 247-7150

Except to the extent otherwise provided in the second paragraph of Section 4 hereinabove, delivery of any communication given in accordance herewith shall be effective only upon actual receipt thereof by the party or parties to whom such communication is directed. Any party to this Escrow Agreement may change the address to which communications hereunder are to be directed by giving written notice to the other party or parties hereto in the manner provided in this section.

               12. CONSULTATION WITH LEGAL COUNSEL. Escrow Agent may consult with its counsel or other counsel satisfactory to it concerning any question relating to its duties or responsibilities hereunder or otherwise in connection herewith and shall not be liable for any action taken, suffered or omitted by it in good faith upon the advice of such counsel.

               13. CHOICE OF LAWS; CUMULATIVE RIGHTS. This Escrow Agreement shall be construed under, and governed by, the laws of the State of Texas (excluding any conflicts- of-law rule or principle that might refer same to the laws of another jurisdiction). All of Escrow Agent's rights hereunder are cumulative of any other rights it may have at law, in equity or otherwise.

               14. RESIGNATION. Escrow Agent may resign hereunder upon ten (10) days' prior notice to the Other Parties. Upon the effective date of such resignation, Escrow Agent shall deliver the Deposit to any substitute escrow agent designated by the Other Parties in writing. If the Other Parties fail to designate a substitute escrow agent within ten (10) days after the giving of such notice, Escrow Agent may institute a petition for interpleader. Escrow Agent's sole responsibility after such 10-day notice period expires shall be to hold the Deposit (without any obligation to reinvest the same) and to deliver the same to a designated substitute escrow agent, if any, or in accordance with the directions of a final order or judgment of a court of competent jurisdiction, at which time of delivery Escrow Agent's obligations hereunder shall cease and terminate.

               15. ASSIGNMENT. This Escrow Agreement shall not be assigned by either of the Other Parties without the prior written consent of Escrow Agent (such assigns of the Other Parties to which Escrow Agent consents, if any, and Escrow Agent's assigns being hereinafter referred to collectively as "Permitted Assigns").

                                       -5-

               16. SEVERABILITY. If one or more of the provisions hereof shall for any reason be held to be invalid, illegal or unenforceable in any respect under applicable law, such invalidity, illegality or unenforceability shall not affect any other provisions hereof, and this Escrow Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein, and the remaining provisions hereof shall be given full force and effect.

               17. TERMINATION. This Escrow Agreement shall terminate upon (a) disbursement of all of the Deposit in accordance with Section 5 hereof, and (b) unless Escrow Agent shall otherwise elect, full and final payment of all amounts required to be paid to the Escrow Agent hereunder (whether fees, expenses, costs or otherwise); PROVIDED, HOWEVER, that in the event all such amounts required to be paid to Escrow Agent hereunder are not fully and finally paid prior to termination, the provisions of Section 10 hereof shall survive the termination hereof and, PROVIDED FURTHER, that the last two sentences of Section 8 hereof and the provisions of Section 9 hereof shall, in any event, survive the termination hereof.

               18. GENERAL. The section headings contained in this Escrow Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Escrow Agreement. This Escrow Agreement and any affidavit, certificate, instrument, agreement or other document required to be provided hereunder may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute but one and the same instrument. Unless the context shall otherwise require, the singular shall include the plural and VICE VERSA, and each pronoun in any gender shall include all other genders. The terms and provisions of this Escrow Agreement constitute the entire agreement among the parties hereto in respect of the subject matter hereof, and neither (a) the Other Parties on the one hand nor
(b) Escrow Agent on the other has relied on any representations or agreements of the other, except as specifically set forth in this Escrow Agreement. This Escrow Agreement or any provision hereof may be amended, modified, waived or terminated only by written instrument duly signed by the parties hereto. This Escrow Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, devisees, executors, administrators, personal representatives, successors, trustees, receivers and Permitted Assigns. This Escrow Agreement is for the sole and exclusive benefit of the Other Parties and the Escrow Agent, and nothing in this Escrow Agreement, express or implied, is intended to confer or shall be construed as conferring upon any other person any rights, remedies or any other type or types of benefits.

                                       -6-

               IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement to be effective as of the date first above written.

                                   PURCHASER:

                                   CASTLE DENTAL CENTERS OF TEXAS, INC.

                                   By:
                                   Name:
                                   Title:

                                   N.A. DENTAL SERVICES, P.C.

                                   By:
                                   Name:
                                   Title:

                                   EFW DENTAL SERVICES, P.C.

                                   By:
                                   Name:
                                   Title:

                                   NEFW DENTAL SERVICES, P.C.

                                   By:
                                   Name:
                                   Title:

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                                   HDC DENTAL SERVICES, P.C.

                                   By:
                                   Name:
                                   Title:

                                   MIDCITIES DENTAL SERVICES, P.C.

                                   By:
                                   Name:
                                   Title:

                                   WEST FT. WORTH DENTAL SERVICES, P.C.

                                   By:
                                   Name:
                                   Title:


                                   Joseph A. Bonola, D.D.S.


                                   Kristen Bonola

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                                   ESCROW AGENT:

                                   NATIONSBANK OF TEXAS, N.A.

                                   By:
                                   Name:
                                   Title:

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